SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cash and Cash equivalents) (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash	$ 557,938	$ 614,412	$ 293,896	$ 351,684
Restricted cash, current portion	10,989	11,278	18,456	19,767
Restricted cash, less current portion	23,278	14,728	8,200	8,200
Total cash and restricted cash	$ 592,205	$ 640,418	$ 320,552	$ 379,651	$ 97,808